UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

Adynxx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Street, Suite 500 San Francisco, California 94111 (Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (415) 512-7740

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADYX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2019, Adynxx, Inc. completed the distribution of all outstanding shares of AquaMed Technologies, Inc., a wholly-owned subsidiary of Adynxx, Inc. (formerly Alliqua BioMedical, Inc.), previously announced by the board of directors of Alliqua BioMedical, Inc. on April 11, 2018. On June 21, 2019 the U.S. Securities and Exchange Commission declared the registration statement on Form 10 (File No. 000-56066) filed by AquaMed Technologies, Inc. effective.

On June 21, 2019, David Johnson, the former President and Chief Executive Officer of Alliqua BioMedical, Inc., resigned from the Adynxx, Inc. board of directors concurrent with the distribution of all outstanding shares of AquaMed Technologies, Inc. Mr. Johnson’s decision to resign was not due to any disagreement on any matter relating to our operations, policies or practices. Mr. Johnson is the Chief Executive Officer and sole director of AquaMed Technologies, Inc.

Item 7.01	Regulation FD.

On June 26, 2019, Adynxx will post a letter to our shareholders to the investor relations section of our website at ir.adynxx.com from Rick Orr, our President and Chief Executive Officer, providing a business update. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The letter is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in Item 7.01 of this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
99.1	Shareholder Letter, issued on June 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADYNXX, INC.

Dated: June 26, 2019

	By:	/s/ Rick Orr
	Name:	Rick Orr
	Title:	President and Chief Executive Officer